                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                          Kaiser Group Holdings, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                          Kaiser Group Holdings, Inc.
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                =================================================

                           KAISER GROUP HOLDINGS, INC.
                                9302 Lee Highway
                             Fairfax, Virginia 22031

                =================================================


Dear Shareholder:

     The 2001 Annual Meeting of Shareholders of Kaiser Group Holdings, Inc. (the "Company") will be held on Wednesday, December 12, 2001, at the Company's headquarters, 9302 Lee Highway, Fairfax, Virginia 22031-1207. The matters on the meeting agenda are described on the following pages. The meeting will start promptly at 10:00 a.m.

     This year you are being asked to elect three directors, each to a one-year term expiring at the 2002 Annual Meeting of Shareholders. The Board of Directors recommends a vote FOR the election of the three directors.

     If you were a shareholder of record on November 6, 2001, you will receive a proxy card for the shares of Kaiser Group Holdings, Inc. Common Stock and Preferred Stock you hold in your own name. If you are a participant in the Employee Stock Ownership Plan, Section 401(k) Plan, or the Retirement Plan (the "Plans"), this proxy card also will include the number of shares that you are entitled to vote under the Plans ("Plan Shares") as of December 31, 2000. To vote your Plan Shares, you must mail back your proxy card so that it is received by the Company's stock transfer agent before the close of business on Wednesday, December 5, 2001. Please use the enclosed postage-paid, addressed envelope to vote your Plan Shares. If our stock transfer agent has not received your proxy card with your voting instructions for your Plan Shares by the close of business on December 5, 2001, the Plan Shares will be voted by the Trustee of the Plans at the instruction of the Company, which acts as the Plan Administrator.

     A very high percentage of our shareholders hold their stock in street names, which means that the shares are registered in their brokers' names rather than in the shareholders' names. If you want to vote your street-name shares personally, you must contact your broker directly in order to obtain a proxy issued to you by your broker. A broker letter that identifies you as a shareholder is not the same thing as a broker-issued proxy. If you fail to bring a broker-issued proxy to the meeting, you will not be able to vote your broker-held shares at the Annual Meeting.

     We urge you to mail your proxy card to our stock transfer agent as promptly as possible using the envelope provided. Please mail your proxy card whether or not you plan to attend the Annual Meeting. Giving your proxy will not affect your right to vote the shares you hold in your own name (excluding Plan Shares) if you decide to attend the Annual Meeting.

     The Company's headquarters are located in Fairfax, Virginia, near the Vienna station on the Orange Line of the Washington, DC area Metro.


                                       Sincerely,



                                       /s/ John T. Grigsby, Jr.
November 12, 2001                      President and Chief Executive Officer

================================================================================

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

================================================================================


To the Shareholders of Kaiser Group Holdings, Inc.:

     The 2001 Annual Meeting of Shareholders of Kaiser Group Holdings, Inc. (the "Company") will be held at the Company's headquarters, 9302 Lee Highway, Fairfax, Virginia 22031-1207, on Wednesday, December 12, 2001, at 10:00 a.m., Eastern Standard Time, for the following purposes:

  1. to elect three (3) directors, each for a one-year term expiring at the 2002 Annual Meeting of Shareholders, and until their successors are duly elected;

  2. to act on such other matters as may properly come before the meeting or any adjournment thereof.

     A proxy card is included with this Proxy Statement and Annual Report mailing. In accordance with the Company's Amended and Restated Bylaws, the Board of Directors has fixed the close of business on Wednesday, November 6, 2001, as the record date for the determination of shareholders entitled to notice of and to vote at the 2001 Annual Meeting of Shareholders and at any adjournment thereof. The reverse side of the proxy card shows the number of shares of Kaiser Group Holdings, Inc. Common Stock, par value $0.01 per share ("Common Stock") and Preferred Stock, par value $0.01 per share ("Preferred Stock") that you own in your own name as of November 6, 2001.

     If you are a participant in the Kaiser Group Holdings, Inc. Employee Stock Ownership Plan, Section 401(k) Plan, or Retirement Plan (the "Plan"), the reverse side of your proxy card will show the number of shares allocated to you under these Plans (the "Plan Shares") as of December 31, 2000. Please note the following: your proxy card must be received by the Company's stock transfer agent before the close of business on Wednesday, December 5, 2001, in order for you to vote your Plan Shares. Using the enclosed postage-paid, addressed envelope, you are responsible for mailing your proxy card in sufficient time for it to be received by the Company's stock transfer agent before the close of business on December 5, 2001. If the Company's stock transfer agent has not received your proxy card with your voting instructions for your Plan Shares by close of business on December 5, 2001, your Plan Shares will be voted by the Trustee for these three Plans at the instruction of the Company, which acts as the Plan Administrator.

     Your proxy is important. Even if you hold only a few shares, and whether or not you expect to attend the Annual Meeting in person, you are requested to date, sign, and mail the proxy card you receive in the postage-paid envelope that is provided. If you wish to have someone other than the persons named on the enclosed proxy card vote for you, you may cross out their names on your proxy card and insert the name of another person who will be at the meeting. You then must give your signed proxy card to that person, otherwise he or she cannot vote on your behalf at the meeting. You may revoke your proxy at any time by mailing a second (or subsequent) proxy card to the Company's stock transfer agent for receipt prior to the close of business on December 5, 2001 (for Plan Shares), prior to the meeting (for all other shares), or by voting on the ballot provided to shareholders at the meeting (other than Plan Shares). The giving of your proxy will not affect your right to vote the shares you hold in your own name (other than Plan Shares) if you decide to attend and vote at the meeting.

     This notice is given pursuant to direction of the Board of Directors.




Fairfax, Virginia                   /s/ Marijo L. Ahlgrimm
November 12, 2001                   Secretary

                               Table of Contents

                                                                                                  Page


NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

PROXY STATEMENT....................................................................................   1

     Election of three (3) directors, each to a one-year term expiring at the 2002 Annual Meeting of Shareholders, and until their successors are duly elected

VOTING SECURITIES OF THE COMPANY AND CERTAIN SHAREHOLDINGS.........................................   1

ELECTION OF DIRECTORS..............................................................................   3

     Nominees for Election to the Board of Directors
     Information Regarding the Board of Directors

COMPENSATION & HUMAN RESOURCES COMMITTEE
 INTERLOCKS AND INSIDER PARTICIPATION..............................................................   5

AGREEMENTS AND TRANSACTIONS WITH CERTAIN DIRECTORS AND NOMINEES....................................   5

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE............................................   5

EXECUTIVE COMPENSATION.............................................................................   6

AGREEMENTS AND TRANSACTIONS WITH EXECUTIVE OFFICERS NAMED
 IN THE SUMMARY COMPENSATION TABLE.................................................................   7

STOCK PERFORMANCE GRAPH............................................................................   9

REPORT ON EXECUTIVE COMPENSATION...................................................................  10

AUDIT COMMITTEE REPORT.............................................................................  10

OTHER MATTERS......................................................................................  11


     A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2000 and of the Company's Quarterly Report on Form 10-Q for the third quarter ended September 30, 2001, each as filed with the Securities and Exchange Commission ("SEC"), will be sent without charge to any shareholder of record or beneficial owner of shares of the Company's Common Stock and Preferred Stock upon receipt of a written request addressed to: Marijo L. Ahlgrimm, Executive Vice President, Chief Financial Officer and Secretary, Kaiser Group Holdings, Inc., 9302 Lee Highway, Fairfax, Virginia 22031. Provided with the copy of the Reports will be lists of the exhibits to the Report filed with the SEC by the Company. Any such exhibits will be provided to any Company shareholder upon payment of the cost noted next to each exhibit on the list.

================================================================================

                                 PROXY STATEMENT

================================================================================

     This Proxy Statement is furnished to shareholders of Kaiser Group Holdings, Inc. (the "Company" or "Kaiser Holdings") in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders of the Company to be held on Wednesday, December 12, 2001, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The record date for determining shareholders entitled to vote at the Annual Meeting is November 6, 2001 (the "Record Date").

     A proxy card is included with this Proxy Statement and Annual Report mailing, and your proxy is solicited by the Board of Directors of the Company. The reverse side of this proxy card shows the number of shares of Common Stock and Preferred Stock that you own in your own name. As explained in the accompanying notice, you must mail your proxy card in sufficient time for it to be received by the Company's stock transfer agent before the close of business on Wednesday, December 5, 2001, in order for you to vote any Plan Shares shown on the proxy card. If the Company's transfer agent has not received your proxy card with your voting instructions for your Plan Shares by the close of business on December 5, 2001, your Plan Shares will be voted by the Trustee for these three Plans at the instruction of the Company, which acts as the Plan Administrator.

     Please complete and sign the enclosed proxy card and return it to the Company as soon as possible. If you change your mind after you return your proxy card, you can revoke it at any time, including at the December 12, 2001 meeting, with respect to your shares of record but not with respect to the Plan Shares. Unless a proxy is revoked, all proxy cards that are properly executed and received at or prior to the meeting will be voted in accordance with what is written on the cards. Unless a contrary instruction is indicated in the proxy card, or if the proxy card is properly executed but the voting "boxes" are left blank, it will be voted FOR the election of directors as nominated, and in the discretion of the person(s) named as the proxy if any other business properly comes before the meeting.

     The Annual Report of the Company for the year ended December 31, 2000 (including financial statements), the Notice of Annual Meeting, this Proxy Statement, and the enclosed proxy card initially were mailed in a single envelope to shareholders on or about November 12, 2001. The Company has borne the cost of preparing, assembling, and mailing these items. Directors, officers, and employees of the Company may solicit proxies on behalf of the Company by telephone and personal interview without special compensation.

     The Company will deliver copies of the Annual Report to Shareholders and proxy material to brokerage firms and other custodians, nominees, and fiduciaries for forwarding to beneficial owners of the Company's Common Stock and Preferred Stock. The Company will reimburse those brokerage firms, custodians, nominees, and fiduciaries for their expenses in connection with forwarding these materials.


================================================================================

           VOTING SECURITIES OF THE COMPANY AND CERTAIN SHAREHOLDINGS

================================================================================


     The Company's Common Stock and Preferred Stock issued and outstanding as of the Record Date are entitled to vote at the Annual Meeting. There were 1,597,046 shares of Common Stock and 1,136,024 shares of Preferred Stock issued and outstanding as of the Record Date. Each share of Common Stock is entitled to one vote per share. Holders of Preferred Stock are generally entitled to vote with holders of Common Stock on all matters submitted to a vote of stockholders, including the election of directors, with each share of Preferred Stock being entitled to one-tenth of a vote.

     The Amended and Restated Bylaws of the Company provide that the holders of shares of stock with a majority of the voting power of the outstanding shares entitled to vote at the Annual Meeting of Shareholders must be present in person or represented by proxy in order for a quorum to exist for the transaction of business at that meeting. Assuming that such a quorum is present for the December 12, 2001 meeting, a plurality of the votes cast at the meeting, in person or by proxy, will determine the election of the directors. Abstentions and broker non-votes will be counted as present for the purpose of computing the quorum, but will not be counted as affirmative votes.

     The following table sets forth information as of the November 6, 2001 Record Date regarding each person known by the Company to beneficially own 5% or more of the outstanding Common Stock of the Company. A person is deemed to be a beneficial owner of the Company's Common Stock if that person has voting or investment power (or voting and investment powers) over any shares of Common Stock as of the Record Date or has the right to acquire such shares pursuant to exercisable options or warrants within 60 days from the Record Date.

==================================================================================================

   Name and Address of Beneficial Owners      Amount and Nature of Beneficial     Percent of
           of More Than 5% of the                Ownership of Shares of          Common Stock
        Common Stock of the Company           Common Stock of the Company       of the Company
==================================================================================================

    Bennett Restructuring Fund, L.P.;
    James D. Bennett                                  153,695 (a)                       9.62%
    2 Stamford Plaza, Suite 1501
    281 Tresser Boulevard
    Stamford, CT  06901
--------------------------------------------------------------------------------------------------
    Mellon Financial Corporation
    One Mellon Center                                 150,518 (b)                       9.42%
    Pittsburgh, PA  15258
--------------------------------------------------------------------------------------------------
    Tennenbaum & Co., LLC;
    Michael E. Tennenbaum                             277,924 (c)                       17.4%
    11100 Santa Monica Boulevard, Suite 210
    Los Angeles, CA  90025
==================================================================================================

(a) The information with respect to the shares of Common Stock beneficially owned by Bennett Restructuring Fund, L.P. and James D. Bennett is based on a Report on Schedule 13D dated April 17, 2001, which was filed with the SEC on May 10, 2001.
(b) The information with respect to the shares of Common Stock beneficially owned by Mellon Financial Corporation is based on a Report on Schedule 13G, Amendment No. 2 dated October 10, 2001, which was filed with the SEC on October 10, 2001.
(c) The information with respect to the shares of Common Stock beneficially owned by Tennenbaum & Co., LLC and Michael E. Tennenbaum is based on a Report on Schedule 13G dated July 23, 2001, which was filed with the SEC on September 19, 2001.

     The following table sets forth information regarding the beneficial ownership of shares of Common Stock and Preferred Stock of the Company by each nominee for director, by current executive officers named in the Summary Compensation Table on page 6 of this Proxy Statement, and by all directors and current executive officers as a group. The information set forth below is current as of the November 6, 2001 Record Date, except that information with respect to ownership of shares of Common Stock in the Company's Employee Stock Ownership Plan, Section 401(k) Plan, and Retirement Plan is current as of December 31, 2000.


=======================================================================================================
      Certain Beneficial Owners           Amount and Nature           Percent of          Percent of
      of Shares of Common Stock        of Beneficial Ownership       Common Stock       Preferred Stock
      of the Company as of the         of Shares of Common and      of the Company      of the Company
    November 6, 2001 Record Date    Preferred Stock of the Company  (*Less than 1%)    (*Less than 1%)
=======================================================================================================
(i)   Nominees for Director
-------------------------------------------------------------------------------------------------------
        James J. Maiwurm                        0 (a)                     *                    *
        Jon B. Bennett                          0 (b)                     *                    *
        John T. Grigsby, Jr.                    0 (c)                     *                    *
-------------------------------------------------------------------------------------------------------
(ii)  Current Executive Officers Named in the Summary
      Compensation Table
-------------------------------------------------------------------------------------------------------
        John T. Grigsby, Jr.                    0 (c)                     *                    *
          President and Chief Executive
          Officer
        Marijo L. Ahlgrimm                      0 (d)                     *                    *
          Executive Vice President and Chief
          Financial Officer
-------------------------------------------------------------------------------------------------------
(iii) All Directors and Current Executive
-------------------------------------------------------------------------------------------------------
        Officers as a Group (4 Persons)         0                         *                    *
=======================================================================================================

(a) Mr. Maiwurm has no beneficial ownership of shares of Common Stock or Preferred Stock of the Company.
(b) Mr. Bennett has no beneficial ownership of shares of Common Stock or Preferred Stock of the Company.
(c) Mr. Grigsby has no beneficial ownership of shares of Common Stock or Preferred Stock of the Company.
(d) Ms. Ahlgrimm has no beneficial ownership of shares of Common Stock or Preferred Stock of the Company.

================================================================================

                              ELECTION OF DIRECTORS

================================================================================

     The Company was organized in Delaware on December 6, 2000. Upon the effectiveness of the Plan of Reorganization (the "Plan") of Kaiser Group International, Inc. ("Old Kaiser") on December 18, 2000, Old Kaiser became 100% owned by Kaiser Holdings. Kaiser Holdings is deemed a "successor issuer" to Old Kaiser by virtue of Rule 12g-3(a) under the Securities Exchange Act of 1934.

     Also effective upon December 18, 2000, Jon B. Bennett, John V. Koerber and James J. Maiwurm became directors of Kaiser Holdings. Mr. Koerber resigned from the Board of Directors effective May 8, 2001 and John T. Grigsby, Jr. was elected by the Board of Directors to fill the vacancy created by Mr. Koerber's resignation. The Board of Directors currently consists of Messrs. Bennett, Grigsby and Maiwurm, and the Board has nominated Mr. Jon B. Bennett, Mr. John T. Grigsby, Jr. and Mr. James J. Maiwurm for election to a one-year term ending at the 2002 Annual Meeting of Shareholders, and until their successors are duly elected.


NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

Each for a One-Year Term Expiring at the 2002 Annual Meeting of Shareholders

     Jon B. Bennett, 45, Director of Kaiser Holdings, has been a Director of Information Management at Devens Reserve Forces Training Area, a Department of the Army installation, since 1998. Mr. Bennett was Systems Administrator and Analyst at the then Fort Devens from 1995 to 1997, and was the senior Budget Analyst at Fort Devens from 1990 to 1995. Mr. Bennett graduated from Bucknell University (B.A.). Mr. Bennett's brother, James D. Bennett, and Bennett Management Incorporation and related entities, which are controlled by Mr. Bennett's brother, are significant holders of the Company's Preferred Stock and Common Stock.

     John T. Grigsby Jr., 61, has been President and Chief Executive Officer of Kaiser Holdings since December 18, 2000, the effective date of Old Kaiser's Plan. Mr. Grigsby is the President of John Grigsby and Associates, Inc., a firm which he founded in June 1984 to provide consulting assistance to financially distressed and reorganizing companies. Mr. Grigsby serves as the Trustee for the A-C Reorganization Trust and a number of creditors' trusts and has served as chief executive officer of a number of financially distressed companies and Chapter 11 debtors including Super Shops, Inc.; Auto Parts Club; Reddi Brake; Rose Auto Stores-Florida, Inc.; Pro Set, Inc.; Roberds, Inc.; Allis-Chalmers Corporation; Nationwise Automotive, Inc. and Thomson McKinnon Securities, Inc. Mr. Grigsby is also a Director of First Southern Bancorp and Thomson McKinnon, Inc. and serves on the Board of Managers of Kaiser-Hill Company, LLC.

     James J. Maiwurm, 52, Chairman of the Board of Directors of Kaiser Holdings, has been a partner of Squire, Sanders & Dempsey L.L.P., Washington, D.C. since February 24, 2001, and currently serves as the Managing Partner of the Tysons Corner, Virginia office of that law firm. He was President and Chief Executive Officer of Old Kaiser from April 19, 1999 until December 18, 2001, the effective date of the Plan, and served as Chairman of the Board of Directors of Old Kaiser from June 1999 until such date. Mr. Maiwurm serves on the Board of Managers of Kaiser-Hill Company, LLC. From August 1998 until elected as Old Kaiser's President and Chief Executive Officer, Mr. Maiwurm was a partner of Squire, Sanders & Dempsey L.L.P., Washington, D.C., and from 1990 to 1998 was a partner of Crowell & Moring LLP, Washington, D.C. Both law firms have served as counsel to Old Kaiser and continue to serve as counsel to Kaiser Holdings. Mr. Maiwurm is a member of the Board of Trustees of Davis Memorial Goodwill Industries, Washington, D.C., a non-profit entity, and the Boards of Directors of Workflow Management, Inc., an integrated graphic arts company providing documents, envelopes and commercial printing to businesses in North American, the stock of which is traded on the NASDAQ National Market System, and Cortez III Service Corporation, a privately-held government services provider. Mr. Maiwurm graduated from the College of Wooster (B.A.) and the University of Michigan (J.D.).

INFORMATION REGARDING THE BOARD OF DIRECTORS

     During the year ended December 31, 2000, the Board of Directors of Old Kaiser served until December 18, 2000, the effective date of Old Kaiser's Plan, and the Board of Kaiser Holdings served from and after December 18, 2000. The two Boards of Directors held five meetings during calendar year 2000. All directors attended at least 75% of the 2000 meetings of the Board of Directors and its Committees they were eligible to attend.

     To assist the Board of Directors in carrying out its responsibilities, the Board of Kaiser Holdings has delegated certain authority to two permanent committees, the current membership of which are as follows.

               ==================================================

                      Committees of the Board of Directors

               --------------------------------------------------

                   Compensation                         Audit
                     Committee                        Committee

               --------------------------------------------------
                Mr. Maiwurm                         Mr. Maiwurm
                 Chairman                            Chairman
                Mr. Bennett                         Mr. Bennett
               ==================================================

Prior to Mr. Koerber's resignation from the Board of Directors, the entire Board of Directors (Messrs. Bennett, Koerber and Maiwurm) served as the Compensation Committee, and Mr. Koerber chaired, and Mr. Maiwurm served as a member of, the Audit Committee.

     Audit Committee. The Audit Committee reviews the financial statements of the Company and other financial matters with the Company's independent public accountants. The Company's Board of Directors has adopted a charter for the Audit Committee, and a copy of the Charter is attached as Exhibit A to this Proxy Statement. Because the Company's predecessor, Kaiser Group International, Inc., was in reorganization proceedings for a substantial portion of the year, the Audit Committee met only one time during 2000.

     Mr. Maiwurm is not "independent" as defined in Rule 4200(a)(15) of the NASD's listing standards because he was employed by the Company within the past three years. The Board determined to appoint Mr. Maiwurm to the Audit Committee, notwithstanding his lack of "independence," because of the small size of the Board and in light of his background and experience. The Audit Committee has only two members because the Company has only three Board members, one of whom (Mr. Grigsby) is employed by the Company.

     Compensation Committee. The Compensation Committee (named the Compensation and Human Resources Committee of Old Kaiser prior to December 18, 2000), (a) reviews and approves (or recommends to the entire Board of Directors) the annual salary, bonus, and other benefits (direct and indirect) of the Chief Executive Officer and other executive officers; (b) reviews and submits to the full Board recommendations concerning, and amendments to, new executive compensation or stock plans; and (c) establishes, and periodically reviews, the Company's policies in the area of management perquisites. The Compensation & Human Resources Committee met one time in 2000.

     Prior to the December 18, 2000 effective date of Old Kaiser's Plan, the Board of Directors of Old Kaiser had the additional committees described below. These committees do not exist for Kaiser Holdings.

     Executive Committee. The Executive Committee, except as limited by Delaware law, could exercise any of the powers and perform any of the duties of the Board of Directors. It had the full authority to act on behalf of the Board of Directors. There were no meetings of the Executive Committee during 2000.

     Restructuring Committee. The Restructuring Committee of Old Kaiser's Board of Directors was established to consider alternatives by which Old Kaiser's debt could be restructured. The Restructuring Committee met four times in 2000.

     Compensation of Non-employee Directors. Directors who are not employees of the Company ("Non-employee Directors") are paid $1,000 for attendance at each meeting of the Board of Directors; they are paid $1,000 for attendance at each meeting of a committee of the Board of Directors of which the director is a member. In addition, each Non-employee Director receives an annual retainer of $18,000, payable in advance in quarterly installments, and is reimbursed for expenses incurred in connection with Board service. Directors who are employees of the Company are not compensated separately for their service as directors.


================================================================================

                    COMPENSATION & HUMAN RESOURCES COMMITTEE
                      INTERLOCKS AND INSIDER PARTICIPATION

================================================================================

     The Compensation and Human Resources Committee of the Board of Directors of Old Kaiser during 2000 was comprised of Hazel O'Leary, Chairperson, Thomas Jorling and James Rhodes, none of whom were employees of Old Kaiser. The compensation reported for executive officers of Old Kaiser and Kaiser Holdings during 2000 was determined in accordance with applicable employment agreements entered into with such executive officers.


================================================================================


               AGREEMENTS AND TRANSACTIONS WITH CERTAIN DIRECTORS AND NOMINEES

================================================================================

     James J. Maiwurm. Old Kaiser entered into an employment agreement with Mr. Maiwurm for his services as President and Chief Executive Officer of Old Kaiser originally for the period June 1, 1999 through June 30, 2001. In addition to delineating Mr. Maiwurm's areas of responsibility, the agreement provided for a base annual salary of $375,000 through June 30, 2000, thereafter subject to increase as determined by the Compensation & Human Resources Committee. The agreement also provided for retention bonuses of $90,000 and $90,000, payable upon the execution of the employment agreement and on May 1, 2000, respectively, as well as incentive bonus arrangements for amounts not to exceed $387,500 (representing a bonus opportunity equal to 50% of the executive's initial annual base salary that was contingent on satisfaction of operational objectives and a special bonus opportunity of $200,000 that was contingent on satisfaction of Old Kaiser's recapitalization objectives) payable at the time and contingent upon the extent to which the corporation achieved specified objectives. Either party was able to terminate the agreement upon 30 days' prior written notice. In the event that the agreement was terminated without "cause" by Old Kaiser or by Mr. Maiwurm with "good reason" (as such terms were defined in the agreement), Mr. Maiwurm was entitled to receive a severance payment equal to two times his annual base salary in effect at the time of such termination. Additionally, in the event that Mr. Maiwurm were to terminate the agreement without "good reason" within twelve months after a "Change in Control", Mr. Maiwurm was entitled to receive a severance payment equal to annual base salary.

     Mr. Maiwurm ceased holding the position of President and Chief Executive Officer on December 18, 2000, the effective date of Old Kaiser's bankruptcy Plan. In exchange for Mr. Maiwurm's agreement to remain with Old Kaiser throughout the duration of bankruptcy proceeding, and in accordance with arrangements approved by the Bankruptcy Court and Mr. Maiwurm's agreement to remain with the Company for a transition period, Mr. Maiwurm was paid the first severance payment described above in January 2001. Mr. Maiwurm remained employed by the Company through February 9, 2001.


================================================================================

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

================================================================================

     The SEC requires public companies to tell their shareholders when certain persons fail to report their transactions in the company's equity securities to the SEC on a timely basis. Based upon a review of SEC Forms 3, 4, and 5, and based on representations that no Forms 3, 4, and 5 other than those already filed were required to be filed, the Company believes that all Section 16(a) filing requirements applicable to officers, directors and beneficial owners of more than 10% of the equity securities of Old Kaiser and Kaiser Holdings were timely met during the year ended December 31, 2000.

================================================================================

                             EXECUTIVE COMPENSATION

================================================================================

     The following table shows the compensation received by each person who served as the Chief Executive Officer of Old Kaiser or Kaiser Holdings during 2000, the other most highly compensated executive officer of the Company who was serving as of December 31, 2000 and two other most highly compensated executive officers who were no longer serving the Company as of December 31, 2000 for the three years ended December 31, 2000, 1999 and 1998.

                           SUMMARY COMPENSATION TABLE
                           --------------------------

-----------------------------------------------------------------------------------------------------------------
                       (a)                            (c)         (d)                 (e)                 (f)
                       ---                            ---         ---                 ---                 ---
            Name, Principal Position,               Salary       Bonus             Securities          All Other
            -------------------------              ---------     -----             ----------        -------------
           and Period Ended December 31,              ($)        ($)(a)            Underlying        Compensation
           -----------------------------              ---        ------            ----------        -------------
                                                                                     Options
                                                                                     -------
                                                                                     (#)(a)
-----------------------------------------------------------------------------------------------------------------
John T. Grigsby, Jr., current President and
 Chief Executive Officer (b)
   2000..........................................   $ 67,693           0                      0        $  1,354
---------------------------------------------------------------------------------------------------------------
James J. Maiwurm, Chairman, former President and
 Chief Executive Officer (c)
   2000..........................................   $375,003    $ 90,000                      0        $747,550
   1999..........................................   $252,406    $250,296                      0        $  2,548
---------------------------------------------------------------------------------------------------------------
S. Robert Cochran, former Executive Vice
 President (d)
   2000..........................................   $195,530    $ 25,000                      0        $532,896
   1999..........................................   $245,583    $151,973                      0        $ 13,364
   1998..........................................   $200,013    $ 25,000         50,000 options        $ 13,384
---------------------------------------------------------------------------------------------------------------
Timothy P. O'Connor, former Executive Vice
 President and Chief Financial Officer (e)
   2000..........................................   $238,000    $ 55,000                      0        $532,546
   1999..........................................   $238,848    $344,298                      0        $ 12,741
   1998..........................................   $200,013    $ 58,000         60,000 options        $  9,995
---------------------------------------------------------------------------------------------------------------
Marijo L. Ahlgrimm, Executive Vice President and
 Chief Financial Officer (f)
   2000..........................................   $173,984           0                      0        $173,756
   1999..........................................   $163,229    $ 88,322                      0        $  9,016
   1998..........................................   $115,003           0                      0        $  2,212
---------------------------------------------------------------------------------------------------------------

 (a) Cash bonuses are reported for the year of service for which the cash bonus was earned, even if pre-paid or paid in a subsequent year. Options are reported for the year of service for which the stock and/or options were earned, even if the grant date falls in a subsequent fiscal year. All unexercised stock options that were outstanding as of December 18, 2000 were cancelled. None of the stock options reported in the table were exercised by the recipients.

 (b) For a description of the terms of an employment agreement entered into between Mr. Grigsby and the Company, refer to the discussion under "Agreements and Transactions with Executive Officers" on page 7 of this Report.

 (c) For a description of the terms of the employment agreement, dated June
     1, 1999, between Mr. Maiwurm and Old Kaiser, refer to the discussion under "Agreements and Transactions with Certain Directors and Nominees" on page 5 of this Report. The amounts shown under "All Other Compensation" for Mr. Maiwurm comprise the following:

     2000    $2,654   Company match under the Company's Section 401(k) Plan
             $9,896   Company Retirement Plan Contribution for 1999 made in September 2000
           $735,000   Severance payment made in accordance with agreement approved by the Bankruptcy Court.  Paid in January 2001.
     1999    $2,548   Company match under the Company's Section 401(k) Plan

 (d) For a description of the terms of the employment agreement, dated June
     1, 1999, between Mr. Cochran and Old Kaiser, refer to the discussion under "Agreements and Transactions with Executive Officers - Former Executive Officers" on page 8 of this Report. The amounts shown under "All Other Compensation" for Mr. Cochran comprise the following:


     2000  $  3,000    Company match under the Company's Section 401(k) Plan
           $  9,896    Company Retirement Plan Contribution for 1999 made in September 2000
           $520,000    Severance payment made in accordance with agreement approved by the Bankruptcy Court
     1999  $  3,200    Company match under the Company's Section 401(k) Plan
           $ 10,164    Company Retirement Plan Contribution for 1998 made in September 1999
     1998  $  3,200    Company match under the Company's Section 401(k) Plan
           $ 10,184    Company Retirement Plan Contribution for 1997 made in September 1998

 (e) For a description of the terms of the employment agreement, dated June
     1, 1999, between Mr. O'Connor and Old Kaiser, refer to the discussion under "Agreements and Transactions with Executive Officers - Former Executive Officers" on page 8 of this Report. The amounts shown under "All Other Compensation" for Mr. O'Connor comprise the following:


     2000  $  2,650    Company match under the Company's Section 401(k) Plan
           $  9,896    Company Retirement Plan Contribution for 1999 made in September 2000
           $520,000    Severance payment made in accordance with agreement approved by the Bankruptcy Court
     1999  $  2,577    Company match under the Company's Section 401(k) Plan
           $ 10,164    Company Retirement Plan Contribution for 1998 made in September 1999
     1998  $  2,500    Company match under the Company's Section 401(k) Plan
           $  7,495    Company Retirement Plan Contribution for 1997 made in September 1998

 (f) For a description of the terms of the employment agreements between Ms. Ahlgrimm and Old Kaiser, refer to the discussion under "Agreements and Transactions with Executive Officers" on page 8 of this Report. The amounts shown under "All Other Compensation" for Ms. Ahlgrimm comprise the following:


     2000  $  2,660    Company match under the Company's Section 401(k) Plan
           $  9,896    Company Retirement Plan Contribution for 1999 made in September 2000
           $161,200    Severance payment made in accordance with bankruptcy proceedings
     1999  $  2,552    Company match under the Company's Section 401(k) Plan
           $  6,464    Company Retirement Plan Contribution for 1998 made in September 1999
     1998  $  2,212    Company match under the Company's Section 401(k) Plan


Option Grants in 2000 and Aggregated Option Exercises in 2000 and December 31, 2000 Option Values:

     All unexercised stock options that were outstanding as of December 18, 2000 were cancelled. None of the stock options reported in the table were exercised by the recipients.


================================================================================

               AGREEMENTS AND TRANSACTIONS WITH EXECUTIVE OFFICERS
                     NAMED IN THE SUMMARY COMPENSATION TABLE
                        (One of whom is also a Director)

================================================================================

     John T. Grigsby, Jr.. The Company entered into an employment agreement with Mr. Grigsby for his services as President and Chief Executive Officer of Kaiser Holdings commencing on the effective date of Old Kaiser's bankruptcy Plan, December 18, 2000. The length of employment is for an "evergreen" period of twelve months, such that the remaining term of the agreement shall at all times be twelve months. In addition to delineating Mr. Grigsby's areas of responsibility, the agreement provided for an initial base salary of $400,000, subsequently adjusted to $300,000 effective June 30, 2001 and subject to further adjustments from time to time throughout its duration. It is anticipated that Mr. Grigsby's salary will be adjusted downward again in January 2002. Mr. Grigsby's employment agreement, as amended, provides for incentive arrangements relating to the reduction of allowed claims in the continuing bankruptcy proceedings relating to Old Kaiser. Mr. Grigsby's amended agreement provides incentive compensation equal to 5% of the amount by which the total Class 4 Allowed Claims in the Old Kaiser bankruptcy are less than $150,000,000, provided that in no event shall such incentive compensation exceed $500,000. Either party may terminate the agreement, with or without "cause" or "good reason" upon 60 days' prior written notice.

     Marijo L. Ahlgrimm. The Company entered into an employment agreement with Ms. Ahlgrimm for her services as Chief Financial Officer of Kaiser Holdings for the period December 18, 2000 through March 31, 2001, subsequently extended through August 31, 2001,with the possibility for additional extensions thereafter. In addition to delineating Ms. Ahlgrimm's areas of responsibility, the agreement provides for a base annual salary of $225,000 and a retention bonus of $25,000 payable March 31, 2001. Ms. Ahlgrimm's salary has been adjusted to reflect her reduced hours since the August 31, 2001 extension period. Either party may terminate the agreement, with or without "cause" or "good reason" upon 30 days' prior written notice. In the event that the agreement is terminated without "cause" by the Company or by Ms. Ahlgrimm with "good reason" (as such terms are defined in the agreement), Ms. Ahlgrimm is entitled to receive a severance payment equal to the $25,000 retention bonus.

     Old Kaiser previously had entered into an employment agreement with Ms. Ahlgrimm for her services as Controller of Old Kaiser for the period June 1, 1999 through December 31, 2000. In addition to delineating Ms. Ahlgrimm's areas of responsibility, the agreement provided for a base annual salary of $150,000 through June 30, 2000, thereafter subject to increase as determined by the Compensation & Human Resources Committee. In addition to eligibility under Old Kaiser's employee benefit plans, the agreement also provided for a retention bonus of $35,000 payable upon signing. Either party was able to terminate the agreement upon 30 days' prior written notice. In the event that the agreement was terminated without "cause" by Old Kaiser or by Ms. Ahlgrimm with "good reason" (as such terms are defined in the agreement), Ms. Ahlgrimm was entitled to receive a severance payment equal to her annual base salary in effect of such termination.

     In exchange for Ms. Ahlgrimm's agreement to remain with Old Kaiser throughout the duration of its bankruptcy proceeding, and in accordance with arrangements approved by the Bankruptcy Court, Ms. Ahlgrimm was paid the severance payment described above in December 2000.

Former Executive Officers

     S. Robert Cochran. Old Kaiser entered into an employment agreement with Mr. Cochran for his services as President, North America, of Old Kaiser for the period June 1, 1999 through June 30, 2001. In addition to delineating Mr. Cochran's areas of responsibility and reporting lines, the agreement provided for a base annual salary of $260,000 through June 30, 2000, thereafter subject to increase as determined by the Compensation & Human Resources Committee. In addition to eligibility under Old Kaiser's employee benefit plans, the agreement also provided for retention bonuses of $50,000 and $25,000 payable upon the execution of the employment agreement and on May 1, 2000, respectively, as well as incentive bonus arrangements for amounts not to exceed $130,000 (representing a bonus opportunity equal to 50% of the executive's initial annual base salary that was contingent on satisfaction of operational objectives). Either party could have terminated the agreement upon 30 days' prior written notice. In the event that the agreement was terminated without "cause" by Old Kaiser or by Mr. Cochran with "good reason" (as such terms were defined in the agreement), Mr. Cochran was entitled to receive a severance payment equal to two times his annual base salary in effect at the time of such termination.

     Mr. Cochran resigned his full-time position of Executive Vice President on September 1, 2000, soon after Old Kaiser's completion of the sale of its remaining engineering operations. In exchange for Mr. Cochran's agreement to assist Old Kaiser throughout the duration of its bankruptcy proceedings, and in accordance with arrangements approved by the Bankruptcy Court, Mr. Cochran was paid the severance payment described above in September 2000 and remained a variable part-time employee until December 31, 2000.

     Timothy P. O'Connor. Old Kaiser entered into an employment agreement with Mr. O'Connor for his services as Chief Financial Officer of Old Kaiser for the period June 1, 1999 through December 31, 2000. In addition to delineating Mr. O'Connor's areas of responsibility, the agreement provided for a base annual salary of $260,000 through June 30, 2000, thereafter subject to increase as determined by the Compensation & Human Resources Committee. In addition to eligibility under Old Kaiser's employee benefit plans, the agreement also provided for retention bonuses of $75,000 and $55,000, payable upon the execution of the employment agreement and on May 1, 2000, respectively, as well as incentive bonus arrangements for amounts not to exceed $330,000 (representing a bonus opportunity equal to 50% of the executive's initial annual base salary that was contingent on satisfaction of operational objectives and a special bonus opportunity of $200,000 that was contingent on satisfaction of Old Kaiser's recapitalization objectives) payable at the time and contingent upon the extent to which the corporation achieved specified objectives. Either party could have terminated the agreement upon 30 days' prior written notice. In the event that the agreement was terminated without "cause" by Old Kaiser or by Mr. O'Connor with "good reason" (as such terms were defined in the agreement), Mr. O'Connor was entitled to receive a severance payment equal to two times his annual base salary in effect of such termination.

     Mr. O'Connor resigned his full-time position as Chief Financial Officer on October 1, 2000. In exchange for Mr. O'Connor's agreement to assist Old Kaiser throughout the duration of its bankruptcy proceedings, and in accordance with arrangements approved by the Bankruptcy court, Mr. O'Connor was paid the severance payment described above in October 2000 and remained a variable part-time employee through December 31, 2000.


================================================================================

                      STOCK PERFORMANCE GRAPH -PEER ISSUERS

================================================================================


                 Comparison of 5 Year Cumulative Total Return
                       Assumes Initial Investment of $100
                                  December 2000

                              [GRAPH APPEARS HERE]

     The above graph plots cumulative total return on a $100 investment in Kaiser Group Holdings, Inc. Common Stock for the past five years. The S&P 500 Index and group of peer issuers are shown for comparison and include reinvestment of dividends where applicable. The peer issuers were selected because of the similarity of business elements and contracts held with the Department of Energy; these peer issuers include the following six companies:
Flour Corporation, Foster Wheeler Ltd., IT Group, Inc., Roy F. Weston, Inc., TRC Companies, Inc., Washington Group International, Inc.

=======================================================================================================================
                                                Cumulative Total Return
-----------------------------------------------------------------------------------------------------------------------
                                                 1996            1997            1998            1999            2000
-----------------------------------------------------------------------------------------------------------------------
Kaiser Group Holdings, Inc.                     $ 44.12         $ 54.40         $ 33.82         $  8.82         $  0.35
-----------------------------------------------------------------------------------------------------------------------
S&P 500                                         $122.96         $163.98         $210.84         $255.22         $231.98
-----------------------------------------------------------------------------------------------------------------------
Peer Issuers Only                               $ 95.02         $ 63.85         $ 63.62         $ 64.19         $ 49.66
-----------------------------------------------------------------------------------------------------------------------
Peer Issuers plus Kaiser                        $ 95.42         $ 63.75         $ 63.27         $ 63.47         $ 49.02
Group Holdings, Inc.
=======================================================================================================================

================================================================================

                        REPORT ON EXECUTIVE COMPENSATION

================================================================================

     Prior to the resignation of John V. Koerber from the Board of Directors, none of the members of the Board were employed by the Company and the entire Board of Directors served as its Compensation Committee. With the resignation of Mr. Koerber from the Board, and the election of John T. Grigsby, Jr., the Company's President and Chief Executive Officer, to the Board of Directors to fill the vacancy created by. Mr. Koerber's resignation, a Compensation Committee comprised of Messrs. Bennett and Maiwurm (Chair) was appointed.

     The Company's employee compensation policy is tailored to its unusual circumstances, which involve principally the management and resolution of claims arising out of the continuing bankruptcy proceedings relating to Old Kaiser, negotiations and proceedings relating to the Nova Hut project, and participating in the affairs of Kaiser-Hill Company, LLC. The Company's goal is to retain a sufficient number of employees necessary to carry out these activities, and to evaluate other opportunities the Company may want to pursue. The Board of Directors and the Compensation Committee believe it is in the best interest of the Company to retain a small number of appropriately incentivized key employees knowledgeable of the business and affairs of Old Kaiser and the on-going bankruptcy claims resolution process.

     The Compensation Committee reviews the annual salary, incentive compensation and other benefits paid to the President and CEO and other persons designated as executive officers under applicable SEC rules and regulations. In this connection, the Compensation Committee reviews employment agreements and other employment-related arrangements (both proposed and existing) with persons who are or will become executive officers.

     The Compensation Committee annually review and approves the compensation of the Company's President and Chief Executive Officer. Effective upon the effectiveness of the Plan of Old Kaiser, the Company entered into an employment agreement with John T. Grigsby, Jr.. as described on page 7of this Proxy Statement. As described above, the Company determined that signing an employment agreement with Mr. Grigsby, securing his services to the Company for an "evergreen" period of twelve months, was in the best interest of the Company and its stakeholders, in that it was designed to provide for continuity of management. The agreement recognized that the level of effort required on the part of Mr. Grigsby would likely be reduced with the passage of time, and expressly contemplated that Mr. Grigsby's base compensation would be adjusted by mutual agreement of Mr. Grigsby and the Board of Directors of the Company from time to time. Consistent with this understanding, Mr. Grigsby's base compensation was reduced from $400,000 per annum to $300,000 per annum effective June 30, 2001. It is anticipated that Mr. Grigsby's salary will be further adjusted in January 2002. The agreement also contemplated an appropriate incentive compensation program would be put in place for Mr. Grigsby. Accordingly, in May 2001 Mr. Grigsby's employment agreement with the Company was amended, as described above, to provide for incentive compensation equal to 5% of the amount by which total Class 4 Allowed Claims are less than $150,000,000, provided that such incentive compensation would not exceed $500,000.

Submitted by the Compensation Committee

          James J. Maiwurm
          Jon B. Bennett

================================================================================

                             AUDIT COMMITTEE REPORT

================================================================================

     The information contained in this report shall not be deemed to be "soliciting material" or "filed" or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

     The Audit Committee has reviewed and discussed with the Company's management and PricewaterhouseCoopers LLP the audited consolidated financial statements of the Company contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2001. The Audit Committee has also discussed with PricewaterhouseCoopers LLP the matters required to be discussed pursuant to SAS No. 61 (Codification of Statements on Auditing Standards, AU Section 380), which includes, among other things, matters related to the conduct of the audit of the Company's consolidated financial statements.

     The Audit Committee has received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees), and has discussed with PricewaterhouseCoopers LLP its independence from the Company.

     Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the SEC.

Submitted by the Audit Committee

          James J. Maiwurm
          Jon B. Bennett

================================================================================

                                  OTHER MATTERS

================================================================================


     The 2002 Annual Meeting of Shareholders of the Company has not yet been scheduled, but it is presently expected to be held during May or June, 2002.

     Director Nominations. Nominations of persons for election as directors of the Company may be made by or at the direction of the directors, by any nominating committee or other person appointed by the directors, or by any shareholder of the Company entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in Section 2.2 of the Company's Amended and Restated Bylaws. Such nominations, other than those made by or at the direction of the directors, must be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a shareholder's notice must be received at the Company's principal offices, 9302 Lee Highway, Fairfax, Virginia 22031, not less than 60 days nor more than 90 days prior to the meeting. In the event that less than 75 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, to be timely the notice must be received not later than the close of business on the fifteenth day following the date on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. A shareholder's notice of nomination must set forth:

     (a) as to each person who is not an incumbent director whom a shareholder proposes to nominate for election or re-election as a director:
         (i) the name, age, business address, and residence address of such person,
         (ii)  the principal occupation or employment of such person,
         (iii) the class and number of shares of capital stock of the Company which are beneficially owned by such person, and
         (iv) any other information relating to such person that is required to be disclosed in solicitation for proxies for elections of directors pursuant to the rules and regulations of the SEC under the Securities Exchange Act of 1934, as amended, and
     (b) as to the shareholder giving the notice:
         (i)   the name and record address of such shareholder and
         (ii) the class and number of shares of capital stock of the Company which are beneficially owned by such shareholder.

     Such notice shall be accompanied by the written consent of each proposed nominee to serve as a director of the Company if elected. The Company may require any proposed nominee to furnish such other information as reasonably may be required by the Company to determine the eligibility of such proposed nominee to serve as a director of the Company. Persons nominated by shareholders for election as a Director will not be eligible to serve as a director unless nominated in accordance with the foregoing procedures.

     Shareholder Proposals and Other Business Shareholders interested in submitting a proposal for inclusion in the Proxy Materials for the 2002 Annual Meeting of Shareholders may do so by following the procedures prescribed in SEC Rule 14a-8 and Section 1.4 of the Company's Amended and Restated Bylaws. To be properly brought before a meeting of shareholders, business must be (a) specified in the notice of the meeting given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a shareholder. In addition to the requirements of SEC Rule 14a-8, for business to be properly brought before a meeting of shareholders by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Company. Such notice must be received at the principal offices of the Company, 9302 Lee Highway, Fairfax, Virginia 22031, not less than 60 days nor more than 90 days prior to the meeting. In the event that less than 75 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, to be timely notice must be received by the Company not later than the close of business on the fifteenth day following the date on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. A shareholder's notice with respect to other business to be brought before the 2002 Annual Meeting by such shareholder must set forth as to each matter of business:

     (a) a brief description of such business and the reasons for conducting it at the meeting,
     (b) the name and address of the shareholder proposing such business,
     (c) the class, series, and number of shares of the capital stock of the Company beneficially owned by such shareholder, and
     (d) any material interest of such shareholder in such business.

                                                                      Appendix A

                          KAISER GROUP HOLDINGS, INC.

            Charter of the Audit Committee of the Board of Directors

I.   Audit Committee purpose and Responsibilities

     The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its responsibilities. The Audit Committee's primary duties and responsibilities involve providing oversight of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance. The nature of the Audit Committee's responsibility -oversight -recognizes that the Company's management is responsible for preparing the Company's financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that management, as well as the outside auditors, have more time and more knowledge of and detailed information on the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditors' work.

     The Audit Committee's responsibilities also include:

     . Monitoring the independence and performance of the Company's independent auditors.

     . Providing an avenue of communication among the independent auditors, management, and the Board of Directors.

     The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.  Audit Committee Composition and Meetings

     The Audit Committee shall be comprised of two or more directors as determined by the Board. The Chair of the Audit Committee, and as many other members of the Committee as practicable, shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. The Company's long-term goal is for members of the Audit Committee to satisfy the requirements for NASDAQ-listed issuers, which requirements are not presently applicable to the Company. However, given the small size of the Board of Directors, it is recognized that not all of the NASDAQ requirements will be satisfied./1/

     Audit Committee members shall be appointed by the Board. If an audit committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

     The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Committee should meet privately in executive session at least annually with management, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

III. Audit Committee Responsibilities and Duties

     Review Procedures
     ------------------

     1. Review and reassess the adequacy of this Charter at least annually. Submit the Charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.
---------------
/1/ Failure of Audit Committee members to meet independence requirements will be disclosable in the proxy statement.

     2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

     3. In consultation with management and the independent auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors together with management's responses.

     4. Review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see item 9). The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

     Independent Auditors
     ---------------------

     5. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

     6. Approve the fees and other significant compensation to be paid to the independent auditors.

     7. On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors ' independence.

     8. Review the independent auditors' audit plan -discuss scope, staffing, locations, reliance upon management, and general audit approach.

     9. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICP A SAS 61.

     10. Consider the independent auditors judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

     Legal Compliance
     -----------------

     11. On at least an annual basis, review with the Company's counsel any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

     Other Audit Committee Responsibilities
     ---------------------------------------

     12. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement./2/

     13. Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

     14. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.
---------------
/2/ The SEC requires that the Audit Committee issue a report to shareholders stating whether they have:
     . Reviewed and discussed the audited financial statements with management; . Discussed with the independent auditors the matters required to be discussed by SAS 61; and
     . Received certain disclosures from the auditors regarding their independence as required by the ISB 1 and then include a statement if based on this review if the audit committee recommended to the board to include the audited financial statements in the annual report filed with the SEC.

    Please mark your
X   votes as in this
    example.


  This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR election of directors.


--------------------------------------------------------------------------------
 The Board of Directors recommends a vote FOR the election of each director.
--------------------------------------------------------------------------------

                       FOR      WITHHOLD AUTHORITY

1. Election of                                          Jon B. Bennett
   Directors                                            John T. Grigsby, Jr.
                                                        James J. Maiwurm

(Instructions: To withhold authority to vote for individual nominees write the names of such nominees in the space provided below.)


-----------------------------

-------------------------------------------------------------------------------
                                       NOTE: Please sign the full name in which your stock is registered. Joint owners must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                                       The signer hereby revokes all proxies
                                       heretofore given by the signer to vote at said meeting or any adjournments thereof.

                                       ----------------------------------------

                                       ----------------------------------------
                                       SIGNATURE(S)                DATE

-------------------------------------------------------------------------------
                   [ARROW]   FOLD AND DETACH HERE   [ARROW]

        Proxy Solicited on Behalf of the Board of Directors of the Company for the Annual Meeting of Shareholders on Wednesday, December 12, 2001
P
      The undersigned shareholder in KAISER GROUP HOLDINGS, INC., a Delaware
R corporation (the "Company"), hereby constitutes and appoints John T. Grigsby, Jr. and James J. Maiwurm, and each of them, his true and lawful
O agents and proxies with full powers of substitution in each, to vote as proxy for and in the name, place and stead of the undersigned at the
X Annual Meeting of the shareholders of the Company, and on all matters coming before said meeting, to be held at 9302 Lee Highway, Fairfax,
Y Virginia on Wednesday, December 12, 2001, at 10:00 a.m., or at any adjournment thereof, all the shares of stock in the Company shown on the other side (whether Common or Preferred stock) which the undersigned would be entitled to vote if then personally present, revoking any proxy previously given.

      The undersigned also provides directions to the Trustee, with respect to accounts of the undersigned, if applicable, under the Employee Stock Ownership, Retirement and Section 401(k) Plans (the "Plans"), to (i) vote the shares of Kaiser Group Holdings, Inc. stock allocated to my account(s) under each of the Plans on the record date, and (ii) vote as a named fiduciary the proportionate amount of shares of Company stock which is allocated to the account(s) of other participants and beneficiaries in each of the Plans, but for which no voting instructions are received in a timely fashion, at the Annual Meeting of Shareholders of Kaiser Group Holdings, Inc.

      Election of Directors, Nominees:
           Jon B. Bennett
           John T. Grigsby, Jr.
           James J. Maiwurm

      You are encouraged to specify your choices by marking the appropriate boxes, SEE BELOW, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. The Proxies named above cannot vote your shares unless you sign this card.

--------------------------------------------------------------------------------
                   [ARROW]   FOLD AND DETACH HERE   [ARROW]